UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

DIADEXUS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26483	94-3236309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 Oyster Point Boulevard, South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 246-6400

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) of diaDexus, Inc. (the “Company”) was held at 1:00 p.m. Pacific Daylight Time on April 25, 2013 at the Company’s principal executive offices in South San Francisco, California. The final voting results for the matters submitted to a vote of stockholders at the 2013 Annual Meeting are as follows:

Proposal 1:	The stockholders voted to approve the election of the following directors by the votes set forth below to serve and to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Karen Drexler	20,202,395	115,034	19,140,070
Andrew Galligan	20,206,245	111,184	19,140,070
James P. Panek	14,848,422	5,469,007	19,140,070
Charles W. Patrick	19,310,681	1,006,748	19,140,070
Lori F. Rafield	14,845,706	5,471,723	19,140,070
Brian E. Ward	19,538,511	778,918	19,140,070

Proposal 2:	The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstention	Broker Non-Votes
20,056,193	198,885	62,351	19,140,070

Proposal 3:	The stockholders voted to indicate, on an advisory basis, the following as the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstention	Broker Non-Votes
7,269,470	8,725,255	4,205,876	116,828	19,140,070

Proposal 4:	The stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstention	Broker Non-Votes
39,407,488	38,620	11,391	—

Board Decision Regarding Frequency of Stockholder Advisory Vote on Executive Compensation.

The Board reviewed the input of its stockholders based on the votes received for the three alternatives. After considering this input, noting that no majority had been received, the Board determined to follow the plurality favorite based on the results of the advisory vote and determined to include an advisory stockholder vote on the compensation of the Company’s named executive officers in the Company’s proxy materials every two years until the next advisory vote on the frequency of stockholder votes on executive compensation, which is required to occur no later than the Company’s Annual Meeting of Stockholders in 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

diaDexus, Inc.

(Registrant)

Date: April 29, 2013

	By:	/s/ Jean-Frédéric Viret
Jean-Frédéric Viret
Chief Financial Officer